                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 SCHEDULE 14A
                                (RULE 14a-101)
                           INFORMATION REQUIRED IN
                               PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant / /

Filed by a party other than the registrant / /

Check the appropriate box:

/ / Preliminary proxy statement

/X/ Definitive proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        NATIONAL CITY BANCSHARES, INC.

               (Name of registrant as specified in its charter)

                          Harold A. Mann, Secretary

                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)

/ / Fee computed on table below par Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: ______
        ____________________________

    (2) Aggregate number of securities to which transaction applies: _________
        ____________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: __________________________________

    (4) Proposed maximum aggregate value of transaction: _____________________

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid: ______________________________________________

    (2) Form, schedule or registration statement no.: ________________________

    (3) Filing party: ________________________________________________________

    (4) Date filed: __________________________________________________________

                         NATIONAL CITY BANCSHARES, INC.
                                227 MAIN STREET
                           EVANSVILLE, INDIANA 47708


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 19, 1994


TO THE HOLDERS OF SHARES OF COMMON STOCK:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of NATIONAL CITY BANCSHARES, INC. (the "Corporation") will be held at The National City Bank of Evansville, 227 Main Street in Evansville, Indiana, on Tuesday, April 19, 1994, at 9:30 a.m., C.S.T., for the purpose of considering and voting upon the following matters:

  1. The election of six (6) directors (to comprise Class II of the Corporation's staggered Board of Directors), each to serve a term of three years, until mandatory retirement or until their successors shall have been duly elected and qualified.

  2. To ratify the appointment of McGladrey & Pullen as the independent certified public accountants for the Corporation and its subsidiaries for the fiscal year ending December 31, 1994.

  3. Whatever other business that may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Corporation.

Shareholders of record at the close of business on March 11, 1994, are the only shareholders entitled to notice of and to vote at the Annual Shareholders Meeting.


                                             By Order of the Board of Directors,



                                             HAROLD A. MANN, Secretary



March 18, 1994





                                   IMPORTANT


WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED.

                         NATIONAL CITY BANCSHARES, INC.
                              EVANSVILLE, INDIANA


                                PROXY STATEMENT

                              GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of National City Bancshares, Inc. (the "Corporation") of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, April 19, 1994, in accordance with the foregoing notice.

The Corporation is a multi-bank holding company consisting of the following ten banks and an insurance agency, all of which are wholly owned subsidiaries:

   The Bank of Mitchell, Mitchell, Indiana                      Pike County Bank, Petersburg, Indiana
   The Farmers and Merchants Bank, Fort Branch, Indiana         Poole Deposit Bank, Poole, Kentucky
   Farmers State Bank, Sturgis, Kentucky                        The Spurgeon State Bank, Spurgeon, Indiana
   Lincolnland Bank, Dale, Indiana                              The State Bank of Washington, Washington, Indiana
   The National City Bank of Evansville, Evansville, Indiana    Ayer-Wagoner-Deal Insurance Agency, Inc.
   The Peoples National Bank of Grayville, Grayville, Illinois

The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Corporation. All cost associated with the solicitation will be borne by the Corporation. The Corporation does not intend to solicit proxies other than by use of the mails, but certain officers and employees of the Corporation or its subsidiaries, without additional compensation, may use their personal efforts by telephone or otherwise, to obtain proxies. The proxy materials are first being mailed to shareholders on March 18, 1994.

Any shareholder executing a proxy has the right to revoke it by the execution of a subsequently dated proxy, by written notice delivered to the Secretary of the Corporation prior to the exercise of the proxy or in person by voting at the meeting. The shares will be voted in accordance with the direction of the shareholder as specified on the proxy. In the absence of instructions, the proxy will be voted "FOR" the election of the six (6) persons listed in this Proxy Statement, and "FOR" the ratification of the Corporation's accountants described in the Proxy Statement.


                               VOTING SECURITIES

Only shareholders of record at the close of business on March 11, 1994, will be eligible to vote at the Annual Meeting or any adjournment thereof. As of March 11, 1994, the Corporation had outstanding 3,741,227 shares of Common Stock, par value $3.33 1/3 per share. Shareholders are entitled to one (1) vote for each share of common stock owned as of the record date, and shall have the right to cumulate votes in the election of directors, in accordance with Article IX,
Section 4 of the Corporation's Amended Articles of Incorporation. Cumulative voting permits a shareholder to multiply the number of shares held by the number of directors to be elected, and cast those votes for one candidate or spread those votes among several candidates as he or she deems appropriate.

As of March 11, 1994, The National City Bank of Evansville held 360,210 shares of the Corporation's outstanding shares in their Trust Department in regular or nominee accounts. This total represents 9.63% of the outstanding shares. Any shares voted by the Trustee are voted only in accordance with directions received from beneficial owners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Listed in the following tables are the only beneficial owner known by the Corporation as of March 11, 1994, of more than 5% of the Corporation's outstanding common stock and the number of shares owned by all directors and executive officers as a group:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                     TITLE OF                      NAME AND ADDRESS OF                  AMOUNT AND NATURE OF         PERCENT OF
                       CLASS                        BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP (1)        CLASS (2)
                   -------------------------------------------------------------------------------------------------------------
                   Common Stock                 Edgar Mulzer                                 218,428                    5.84%
                                                401 10th Street
                                                Tell City, IN  47586


SECURITY OWNERSHIP OF MANAGEMENT

                     TITLE OF                                                           AMOUNT AND NATURE OF         PERCENT OF
                       CLASS                    NAME OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP (1)        CLASS (2)
                   -------------------------------------------------------------------------------------------------------------
                   Common Stock                 Benjamin W. Bloodworth                           835 (3)                0.02%
                   Common Stock                 Donald B. Cox                                  5,334                    0.14%
                   Common Stock                 Michael F. Elliott                           109,039 (4)                2.91%
                   Common Stock                 Mrs. N. Keith Emge                             8,417 (5)                0.22%
                   Common Stock                 Michael D. Gallagher                             365                    0.01%
                   Common Stock                 Donald G. Harris                               4,773                    0.13%
                   Common Stock                 Robert H. Hartmann                             8,244                    0.22%
                   Common Stock                 C. Mark Hubbard                                2,131                    0.06%
                   Common Stock                 Edgar P. Hughes                                7,114                    0.19%
                   Common Stock                 R. Eugene Johnson                              9,979 (6)                0.27%
                   Common Stock                 Edwin F. Karges, Jr.                           7,657                    0.20%
                   Common Stock                 Robert A. Keil                                 1,946 (7)                0.05%
                   Common Stock                 John D. Lippert                               14,286 (8)                0.38%
                   Common Stock                 Harold A. Mann                                   930 (9)                0.02%
                   Common Stock                 John Lee Newman                               74,949 (10)               2.00%
                   Common Stock                 Ronald G. Reherman                             2,854 (11)               0.08%
                   Common Stock                 Laurence R. Steenberg                         11,798                    0.32%
                   Common Stock                 C. Wayne Worthington                          81,350 (12)               2.17%
                   Common Stock                 George A. Wright                              10,316 (13)               0.28%

                   Common Stock                 All Directors and Executive                  362,317                    9.68%
                                                Officers as a Group (19 persons)

(1) Beneficial Ownership includes those shares over which an individual has sole or shared voting, or investment powers, such as beneficial interest of the spouse, minor children, and other relatives living in the home of the named person. The nature of beneficial ownership, unless otherwise noted, represents sole voting and investment power.

(2) The calculations of percent of class is based on the number of shares of Common Stock outstanding as of March 11, 1994.

(3)  All shares with shared voting and investment power with spouse.

(4) Includes 106,416 shares with sole voting and investment power and 2,623 shares held by a trust with shared voting and investment power.

(5) Includes 618 shares with sole voting and investment power; 5,203 shares with shared voting and investment power with spouse; and 2,596 shares with sole voting and investment power by spouse.

(6) Includes 5,512 shares with sole voting and investment power; 1,331 shares with shared voting and investment power with spouse; and 3,136 shares with voting power only.

(7)  All shares with shared voting and investment power with spouse.

(8) Includes 363 shares with sole voting and investment power and 13,923 shares with shared voting and investment power with spouse.

(9) Includes 82 shares with sole voting and investment power and 848 shares with shared voting and investment power with spouse.

(10) Includes 53,154 shares with sole voting and investment power and 21,795 shares held by a charitable foundation of which Mr. Newman is a director, thereby sharing voting and investment power.

(11) Includes 884 shares with sole voting and investment power; 1,537 shares with shared voting and investment power with spouse; and 433 shares with investment power only.

(12) Includes 34,040 shares with sole voting and investment power; 38,201 shares with shared voting and investment power with spouse; and 9,109 shares with sole voting and investment power by spouse.

(13) Includes 8,836 shares with sole voting and investment power and 1,480 shares with sole voting and investment power by spouse.

                       ITEM 1.  ELECTION OF DIRECTORS AND
               INFORMATION WITH RESPECT TO DIRECTORS AND OFFICERS

The following information is provided with respect to each nominee for director and each present continuing director whose term of office extends beyond the Meeting of the Corporation's Shareholders. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock voted is required for the election of any director.


                                                                                        DIRECTOR OF      DIRECTOR OF
                       NAME AND PRINCIPAL OCCUPATION                                   NATIONAL CITY     CORPORATION
                             (PAST FIVE YEARS)                                 AGE       BANK SINCE         SINCE
- -----------------------------------------------------------------------------------------------------------------------

                                    CLASS II

The following are nominees for directorship in Class II of the Board of Directors, whose terms shall expire at the Annual Meeting of Shareholders in 1997 (except for Edgar P. Hughes, who will reach mandatory retirement January
31, 1996).

Mrs. N. Keith Emge                                                              52          1979             1985
  Vice President for Corporate and Community Services,
  Deaconess Hospital, Inc. (1990 to Present)
  President, Deaconess Hospital Foundation, Inc. (1984 to 1990)
  Treasurer, Emge Realty Company, Inc.
  Permanent Director, United Way of Southwestern Indiana

                                                                                          DIRECTOR OF       DIRECTOR OF
                    NAME AND PRINCIPAL OCCUPATION                                        NATIONAL CITY      CORPORATION
                          (PAST FIVE YEARS)                                     AGE       BANK SINCE           SINCE
- -------------------------------------------------------------------------------------------------------------------------
Robert H. Hartmann                                                               66           1987              1987
  Owner, Hartmann Publications, Inc.
  Publisher and Owner, The Evansville Press
  Chairman of Management Committee,
  The Evansville Newspapers (1986 to 1989)

Edgar P. Hughes                                                                  70           1975              1985
  Retired President, The National City Bank of Evansville
  Consultant, The National City Bank of Evansville (1984 to 1992)
  First Vice President of Corporation (1985 to 1989)
  First Vice President, The National City Bank of Evansville (1984 to 1990)

Robert A. Keil                                                                   50           N/A               1993
  President of the Corporation (June 1993 to Present)
  Executive Vice President, The National City Bank of
  Evansville and the Corporation (1991 to June 1993)
  Senior Vice President, The National City Bank
  of Evansville (1987 to 1991)
  Assistant Secretary and Assistant Treasurer (1985 to June 1993)

John Lee Newman                                                                  65           1984              1985
  Real Estate and Investments

Laurence R. Steenberg                                                            55           1983              1985
  President, BST Incorporated (Oil Production)
  Assistant Professor, University of Evansville
  Treasurer, Rickrich Surgical Supplies, Inc. (1988 to 1991)


The following Directors shall continue to serve as Directors until their respective terms expire, and are not up for election at this Annual Meeting of
Shareholders:

                                                             CLASS III
                                          (Continuing Directors with Term to Expire 1995)


Michael D. Gallagher                                                             42           1990              1990
  Vice President, Gallagher Drilling, Inc.
  (Oil Producer and Drilling Contractor)

C. Mark Hubbard                                                                  47           1983              1985
  President and Treasurer, Evansville Sheet Metal Works, Inc.
  (Manufacturer)

                                                                                  DIRECTOR OF       DIRECTOR OF
                    NAME AND PRINCIPAL OCCUPATION                                NATIONAL CITY      CORPORATION
                          (PAST FIVE YEARS)                             AGE       BANK SINCE           SINCE
- ------------------------------------------------------------------------------------------------------------------
John D. Lippert                                                          60           1981              1985
  Chairman of the Board and Chief Executive Officer of
  the Corporation and The National City Bank of Evansville
  (June 1993 to Present)
  Chairman of the Board, President and Chief Executive Officer
  of the Corporation and The National City Bank of Evansville
  (1992 to June 1993)
  President of the Corporation (1985 to 1992)
  President and Chief Executive Officer, The National City
  Bank of Evansville (1989 to 1992)
  President, The National City Bank of Evansville (1984 to 1989)

Ronald G. Reherman                                                       57           1985              1985
  Chairman of the Board, President and Chief Executive
  Officer, Southern Indiana Gas and Electric Company (SIGECO)
  (1992 to Present) (Public Utility)
  President and Chief Executive Officer, SIGECO (1990 to 1992)
  President, SIGECO (1988 to 1990)

                                                              CLASS I
                                      (Continuing Directors with Term to Expire 1996, except
                           Edwin F. Karges, Jr. who will reach mandatory retirement September 30, 1994, and C. Wayne Worthington, who will reach mandatory retirement March 31, 1995)


Donald B. Cox                                                            65           1979              1985
  Owner, Don Cox and Associates
  (Corporate Consultant 1994 to Present)
  (Governmental Consultant 1991 to Present)
  (Realtor Prior to 1991)

Donald G. Harris                                                         61           1986              1986
  Retired President, Mead Johnson Worldwide Nutritional Group
  President, Mead Johnson Worldwide Nutritional Group
  (1989 to January 1993)
  President, Bristol-Myers, U.S. Nutritional Group (1987 to 1989)

R. Eugene Johnson                                                        64           1963              1985
  Attorney, Statham, Johnson and McCray (1989 to Present)
  Merrill, Johnson and Kimpel (Prior to 1989)

                                                                                  DIRECTOR OF       DIRECTOR OF
                    NAME AND PRINCIPAL OCCUPATION                                NATIONAL CITY      CORPORATION
                          (PAST FIVE YEARS)                             AGE       BANK SINCE           SINCE
- -------------------------------------------------------------------------------------------------------------------
Edwin F. Karges, Jr.                                                     71           1972              1985
  Chairman of the Board and President, The Karges Furniture
  Company, Inc. (1990 to Present) (Furniture Manufacturers)
  Chairman of the Board, The Karges Furniture Company, Inc.
  (1987 to 1990)

C. Wayne Worthington                                                     71           1966              1985
  Retired Chairman of the Board of the Corporation and
  The National City Bank of Evansville
  Chairman of the Board and Chief Executive Officer of the
  Corporation and Chairman of the Board of The National City
  Bank of Evansville (Prior to March 1992)
  Consultant, The National City Bank of Evansville
  (July 1992 to December 1992)

George A. Wright                                                         67           1963              1985
  President, Wright Motors, Inc. (Automobile Dealer)

The business experience of each of the above-listed nominees and directors during the past five years was that typical to a person engaged in the principal occupation listed. Unless otherwise indicated, each of the nominees and directors has had the same position or another executive position with the same employer during the past five years.

The following director of National City Bancshares, Inc. held a directorship in a company with a Class of Securities registered pursuant to Section 12 or
Section 15(d) of the Securities Exchange Act of 1934:

                 NAME                                    REGISTERED COMPANY
                 Ronald G. Reherman                      Southern Indiana Gas and Electric Company
                                                         Evansville, Indiana

                      COMMITTEES OF THE BOARD OF DIRECTORS

The Corporation has standing executive, compensation and audit committees, but does not have a nominating committee. The Corporation's nominating function is performed by the Executive Committee for recommendation to the Board of Directors. The subsidiaries have their own committees which perform these functions.

In addition to the regular monthly meetings of the Board of Directors, some of the directors also serve on one or more of the various Board committees. During 1993, the Board of Directors met 11 times. All of the directors attended at least 75% of the regular board and committee meetings with the exception of Robert H. Hartmann, who attended 73%.

The Compensation Committee is explained later under "Compensation of Executive Officers". Following is a brief explanation of the executive and audit committees:

The Executive Committee formulates and recommends to the Board of Directors, for its approval, general policies and plans regarding the long-range operations, growth, and business of the Corporation. The Executive Committee is further responsible for the nominations of directors for the ensuing term. Shareholders are entitled to nominate any candidate for election by notifying the Corporation no less than forty-five days prior to the Annual Meeting date following the procedure outlined in the Corporation's bylaws requiring advance notice to the Corporation of such nomination and certain information regarding the proposed nominee, and provided that such shareholder is the owner of shares of the Corporation as of the date such nomination is made. The Executive Committee met 11 times during 1993. Members of the Committee are:

    C. Wayne Worthington, Chairman, Mrs. N. Keith Emge, R. Eugene Johnson, Robert A. Keil, John D. Lippert, Ronald G. Reherman, Laurence R. Steenberg, and George A. Wright.

The Audit Committee approves and reviews the internal audit programs of the Corporation and its subsidiaries. The committee reviews the results of the independent accountant's audit and reports to the Board of Directors. The Audit Committee met 11 times during 1993. The committee is comprised of six outside directors and the members are:

    Edwin F. Karges, Jr., Chairman, Donald B. Cox, Donald G. Harris, Robert Hartmann, John Lee Newman, and George A. Wright.

Directors of the Corporation, other than those who also serve as a corporate or subsidiary officer, receive for their services an annual retainer of $2,500, plus $150 for each Board of Directors meeting attended from the Corporation and a like retainer and meeting fee plus $125 for each committee meeting attended from The National City Bank of Evansville.

                       COMPENSATION OF EXECUTIVE OFFICERS

The President of the Corporation is its only employee. The Corporation does not directly compensate any of its other officers and has no other employees. Its wholly owned subsidiaries, The National City Bank of Evansville, Poole Deposit Bank, The Peoples National Bank of Grayville, The Farmers and Merchants Bank, Farmers State Bank, Lincolnland Bank, The Bank of Mitchell, Pike County Bank, The Spurgeon State Bank, The State Bank of Washington and Ayer-Wagoner-Deal Insurance Agency, Inc. do separately compensate their officers, who include the same individuals as the other Executive Officers of the Corporation.

The following table sets forth the compensation for the Chief Executive Officer of the Corporation and the Corporation's and its subsidiaries' Executive Officers, whose compensation in 1993 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                            Annual Compensation
                                                                         -------------------------
                        Name and Principal Position           Year       Salary          Bonus          All Other Compensation
                 ---------------------------------------------------------------------------------------------------------------
                 John D. Lippert                              1993      $200,000      $   -----              $23,646 (2)
                   Chairman of the Board and                  1992       193,750          -----               23,549 (2)
                   Chief Executive Officer                    1991       175,000          -----               18,752 (2)

                 Michael F. Elliott (1)                       1993       156,000          45,000              16,964 (3)
                   Executive Vice President                   1992       150,700          35,000              18,616 (3)
                                                              1991       143,200          20,000              16,111 (3)

                 Max D. Elliott                               1993        93,726          25,000               9,032 (3)
                   President and Chief Executive Officer,     1992        92,806          25,000              10,312 (3)
                   The Pike County Bank                       1991        86,118          10,000               7,627 (3)

(1) Michael F. Elliott was President and Chief Executive Officer of Sure Financial Corporation during the periods presented. Sure Financial Corporation was acquired by the Corporation on December 17, 1993.

(2) Amounts shown represent amounts contributed to the profit sharing plan provided for all employees of the Corporation and its subsidiaries who complete one year of service.

(3) Amounts shown represent amounts contributed to the profit sharing 401(k) plan provided for all employees of Sure Financial Corporation and its subsidiaries.

PENSION PLAN

The following table shows the estimated annual pension benefit payable to a covered participant at normal retirement age (age 60) under the qualified defined benefit pension plan covering the Corporation and all subsidiary banks, based on remuneration that is covered under the plan and years of service with the Corporation and its subsidiaries:

                               PENSION PLAN TABLE

                                                                                    YEARS OF SERVICE
                                                ----------------------------------------------------------------------------------
                         REMUNERATION                     15              20             25              30              35
                   ---------------------------------------------------------------------------------------------------------------
                           $125,000                     $37,500       $ 50,000       $ 62,500        $ 75,000        $ 87,500
                            150,000                      45,000         60,000         75,000          90,000         105,000
                            175,000                      52,500         70,000         87,500         105,000         122,500
                            200,000                      60,000         80,000        100,000         120,000         140,000
                            225,000                      67,500         90,000        112,500         135,000         157,500
                            250,000                      75,000        100,000        125,000         150,000         175,000

               (The benefits shown above may be limited by law.)

Each employee who completes one year of eligible service is an eligible participant under the Plan. The Plan generally provides for a prospective benefit calculated as follows: 2% of the average annual base salary (annual salary excluding bonuses and other annual compensation) of the five highest consecutive years within the last ten calendar years of credited service for each year of credited service up to 40 years maximum. The Plan provides for early retirement at age 55 with reduced benefits or normal retirement with full benefits starting at age 60. Employees who participate in the Plan become fully vested with the completion of 5 years of eligible service. The normal form of pension payment is in the form of a life annuity. For a married participant, the payment is in the form of a qualified joint and survivor annuity benefit. Participants may elect to receive their accrued retirement benefit in a single lump sum. The annual pension benefit is not subject to any deduction for social security.

Covered compensation for John D. Lippert, as of the end of the last calendar year, was $200,000; and his years of service were fourteen (14) years. Michael
F. Elliott and Max D. Elliott will complete their year of eligible service and enter the Pension Plan January 1, 1995.

REPORT OF THE COMPENSATION COMMITTEE

In compliance with the Securities and Exchange Commission Regulation S-K, the Corporation is required to provide certain data and information regarding compensation and benefits provided to the Corporation's Chief Executive Officer and each of the four most highly paid executive officers whose compensation exceeded $100,000. The disclosure requirements as applied to the Corporation include John D. Lippert, Chairman of the Board and Chief Executive Officer; Michael F. Elliott, Chairman of the Board and Chief Executive Officer of The State Bank of Washington and Executive Vice President of National City Bancshares, Inc.; and Max D. Elliott, President and Chief Executive Officer of Pike County Bank.

The Corporation had no named executive officers as defined in Regulation S-K, retire or leave the Corporation for other reasons during 1993.

Compensation Committee Structure and Philosophy

Early in 1993, the Corporation's Board of Directors appointed a standing Compensation Committee for the purpose of setting executive salaries and benefits. The Committee is comprised of six outside directors including Edgar
P. Hughes (retired President of The National City Bank of Evansville) who acts as Committee Chairman. The Committee directors do not share any for-profit Board positions with any inside director or executive officer, except that all members are also directors of The National City Bank of Evansville. The Committee met six times during the year to establish, among other actions, the compensation of John D. Lippert, the Corporation's Chairman and Chief Executive Officer.

Essentially, the executive compensation program of the Corporation has been designed to:

    - Support a pay-for-performance policy that awards executive officers for corporate performance.

    -  Motivate key senior officers to achieve strategic goals.

    - Provide compensation opportunities which are comparable to those offered by other banking companies, thus allowing the Corporation to compete for and retain talented executives who are critical to the Corporation's long-term success.

Salary

In December 1993, two regional bank holding companies were acquired by the Corporation, Sure Financial Corporation (with four subsidiaries: The Bank of Mitchell, Pike County Bank, The Spurgeon State Bank and The State Bank of Washington) and Lincolnland Bancorp, Inc. (with two subsidiaries: Lincolnland Bank and Ayer-Wagoner-Deal Insurance Agency, Inc.). Compensation of executive officers of these two named corporations was the responsibility of the Boards of Directors of those corporations during 1993 and for 1994 base salary. Future compensation will be determined by the Compensation Committee of National City Bancshares, Inc. for all chief executive officers of the Corporation's ten banks, in addition to all Corporate executive officers.

The Compensation Committee retained the services of McGladrey & Pullen, Certified Public Accountants and Consultants, to assist in the process of establishing adequate, fair compensation and benefits for the Corporation's and its member banks' executive officers. The consultant provided, among other information, current recognized compensation studies. The data gave the Committee comparisons of compensation and benefits for like positions among various peer groups. The Committee did not increase Chief Executive Lippert's salary for 1993. It was determined Chairman Lippert's base compensation was within an acceptable percentile of competitive base compensation from available data. The Committee, with the assistance of their consultant, reviewed the following published compensation surveys to establish competitive compensation data: Illinois Banker's Association Midwest Bank Holding Company Compensation Survey, Cole Survey (National), Wyatt Data Services (National), Indiana Bankers Association Survey, Illinois Bankers Association Survey, Kentucky Bankers Association Survey, Bank Administration Institute (Regional) Compensation Survey and the Community Bankers Association of Illinois Survey.

Management Incentive Compensation Plan

Additionally, the Committee, with the further assistance from McGladrey & Pullen, designed a management incentive compensation plan. The plan was subsequently approved by the full Board of Directors for implementation in 1994 with the first possible payout to be in 1995 based on 1994 performance. A brief summary of the Plan follows:

      In 1994, the Corporation implemented an annual management incentive plan (the plan) covering certain key Corporate and member bank executives. The purpose of the plan is to help improve overall Corporate performance by providing executives with variable award opportunities in return for outstanding measured performance.

      The plan provides incentive opportunities based on the achievement of a combination of Corporation, member bank and individual executive goals. Specific measurable performance goals are established at the beginning of each year, and approved by the Compensation Committee of the Board of Directors. At the end of the year, actual performance relative to the predetermined goals determine earned incentive awards. The Corporation must exceed a threshold return on assets percentage to provide an incentive. The plan is designed to pass the majority of incremental income to shareholders' equity. The Compensation Committee approves all incentive payouts.

Employment and Severance Agreements

The Corporation does not have any employment or severance agreements with executive officers.

Compensation Committee Members

The above report on compensation was submitted by the Compensation Committee, whose members are:

      Edgar P. Hughes, Chairman, Donald G. Harris, C. Mark Hubbard, Ronald G. Reherman, Laurence R. Steenberg, and George A. Wright.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Director Edgar P. Hughes is Chairman of the Compensation Committee and is a retired President of The National City Bank of Evansville.

STOCK PERFORMANCE GRAPH

The following is a line graph comparing the cumulative total shareholder return among National City Bancshares, Inc. (NCBE); the Center for Research in Securities Prices (CRSP), at the University of Chicago, Total Return Index for Nasdaq Bank Stocks (NASDAQ BANKS); and the CRSP Total Return Index for The Nasdaq Stock Market, U.S. Companies only, (NASDAQ STOCK MARKET). It assumes that $100 is invested December 31, 1988, and all dividends are reinvested. Fiscal year ending December 31 data is used.



                         PERFORMANCE GRAPH DATA POINTS

                                                                               NASDAQ
                                                              NASDAQ            STOCK
                         YEAR                 NCBE             BANKS           MARKET
                         1988               100.00            100.00           100.00
                         1989                81.35            111.15           121.24
                         1990                78.26             81.40           102.96
                         1991                74.93            133.57           165.21
                         1992               101.97            194.19           192.10
                         1993               131.09            221.32           219.21





                          TRANSACTIONS WITH MANAGEMENT

Directors and principal officers of The National City Bank of Evansville, Poole Deposit Bank, The Peoples National Bank of Grayville, The Farmers and Merchants Bank, Farmers State Bank, Lincolnland Bank, The Bank of Mitchell, Pike County Bank, The Spurgeon State Bank, The State Bank of Washington and Ayer-Wagoner-Deal Insurance Agency, Inc. and the Corporation and their associates were customers of, and have had transactions with, the Banks in the ordinary course of business during 1993.

These transactions consisted of extensions of credit by the banks in the ordinary course of business and were made on substantially the same terms as those prevailing at the time for comparable transactions with other persons.
In the opinion of the management of the banks, those transactions do not involve more than a normal risk of being collectible or present other unfavorable features. The banks expect to have, in the future, banking transactions in the ordinary course of its business with directors and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the time on comparable transactions with others.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Officers, directors, and greater than ten-percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Corporation, or written representations that no Forms 5 were required, the Corporation believes that during 1993 all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with, except for the failure to timely file a required Form 5 by Michael D. Gallagher.

                         ITEM 2. SELECTION OF AUDITORS

The Board of Directors proposes for the approval by the shareholders at the Annual Meeting the appointment of McGladrey & Pullen, Certified Public Accountants and Consultants as independent accountants to audit the financial statements of the Corporation and its subsidiaries for the year 1994. Although approval of the shareholders of the Corporation's independent accountants is not required, the Corporation deems it desirable to submit such selection to the shareholders. McGladrey & Pullen audited the books and records of the Corporation and its subsidiaries for the year 1993. Gaither Rutherford & Co., formerly Gaither Koewler Rohlfer Luckett & Co., ("Gaither") audited the books and records of the Corporation and its subsidiaries from 1985 through 1992.
The Board of Directors had determined it to be in the best interest of the Corporation to change independent accountants for 1993. This change was ratified by the Corporation's shareholders at last year's annual meeting. In the event that the shareholders do not approve the selection of McGladrey & Pullen, the Board of Directors will reconsider the selection of such accounting firm to act as the Corporation's independent accountants. Representatives of both firms are expected to be present at the Annual Meeting and will have the opportunity to make statements if desired and to respond to appropriate questions from shareholders.

The financial statements provided by Gaither in 1991 and 1992 did not contain any adverse opinions or any disclaimers of opinions, nor were they qualified or modified as to uncertainty, audit scope or accounting reasons.

Further, there have been no disagreements between Gaither and the Corporation.

                             ITEM 3. OTHER MATTERS

The Board of Directors of the Corporation is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing hereof and which may properly come before the meeting. A copy of the Corporation's 1993 report filed with the Securities and Exchange Commission, on Form 10-K, will be available without charge to shareholders upon request on or after March 31, 1994. Address all requests, in writing, for this document to Harold A. Mann, Secretary, National City Bancshares, Inc., P. O. Box 868, Evansville, Indiana 47705-0868.

                             SHAREHOLDER PROPOSALS

Any proposals to be considered for inclusion in the proxy material to be provided to shareholders of the Corporation for its next annual meeting to be held in 1995 must be made by a qualified shareholder and must be received by the Corporation no later than November 24, 1994.


                                             By Order of the Board of Directors,




                                             HAROLD A. MANN
                                             Secretary

March 18, 1994

                                     PROXY

NATIONAL CITY BANCSHARES, INC.     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
227 Main Street, P.O. Box 868      The undersigned hereby appoints Waller S.Clements, Ole J. Olsen, Jr., and  Henry W. Ruston,
Evansville, IN  47705-0868         Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to repesent and to vote as designated  below, all the shares of Common Stock of National City
                                   Bancshares, Inc., held of record by the undersigned on March 11, 1994, at the Annual Meeting of
                                   Shareholders to be held on April 19, 1994, or any adjournment thereof.

1.  ELECTION OF DIRECTORS

                           FOR all nominees listed below                               WITHHOLD AUTHORITY
                           (except as marked to the contrary below)  / /               to vote for all nominees listed below  / /

INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

                                                  CLASS II (term to expire 1997)
                        [except for Edgar P. Hughes, who will reach mandatory retirement January 31, 1996]

                                  Mrs. N. Keith Emge                         Robert A. Keil
                                  Robert H. Hartmann                         John Lee Newman
                                  Edgar P. Hughes                            Laurence R. Steenberg

2. PROPOSAL TO RATIFY THE APPOINTMENT OF MCGLADREY & PULLEN as the Corporation's Independent Certified Public Accountants for the fiscal year ending December 31, 1994.

       FOR  / /                                             AGAINST  / /                                                ABSTAIN  / /

                  (continued, and to be signed on other side)





                              (FACE OF PROXY CARD)

                          (continued from other side)

3. The Proxies are authorized to vote in accordance with the recommendations of the Board of Directors upon such other business as may properly come before the Meeting.

THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" EACH PROPOSITION LISTED ABOVE UNLESS "AGAINST" OR "ABSTAIN" IS INDICATED. (IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.)

                                               When shares are held by joint tenants, both should sign.  When signing as an
Please sign exactly as name appears below.     attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.
           ____________ No. of Shares Voted
                                               DATED__________________________________________, 1994


                                               _____________________________________________________
                                               SIGNATURE

                                               _____________________________________________________
                                               SIGNATURE IF HELD JOINTLY





PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE





                            (REVERSE OF PROXY CARD)